SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 15, 1998

                      COUNTRYWIDE  HOME EQUITY LOAN TRUST 1997-D
(Exact name of registrant as specified in its charter)


          CALIFORNIA      	333-11095			36-7214254
(State or Other Jurisdiction	(Commission File		(I.R.S. Employer
 of Incorporation)	 Number)			 Identification No.)

c/o The First National Bank of Chicago.
Corporate Trust Services Division - 9th floor
1 N. State Street, Chicago IL						60670-0126
(Address of Principal Executive Offices)				(Zip Code)



Registrant's telephone number, including area code:		312/407-1902




Item 5.	Other Events

On behalf of Countrywide Home Equity Loan Trust 1997-D, a Trust created pursuant to the Pooling Agreement, dated November 21, 1997, by The First National Bank of Chicago, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated
April 15, 1998. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly Report will occur subsequent to each monthly distribution to the holders of the Trust's Investor Certificates, Due
December 15, 2023.

A.	Monthly Report Information:
Aggregate distribution information for the current distribution date April 15, 1998.

Principal		Interest	Ending Balance

Cede & Co.$ 1,866,783.36 $ 901,445.59 $181,867,355.50

B.	No delinquency in payment under the Transferor Certificate, or the
Financial Guaranty Insurance Policy has occurred.

C.	Have any deficiencies occurred?  NO.
Date:
Amount:

D.	Were any amounts paid or are any amounts payable under the Financial
Guaranty Insurance Policy?  NO
Amount:

E.	Are there any developments with respect to the Ambac Certificate
 Guaranty Insurance Policy?  NONE.

F.	Item 1:  Legal Proceedings:  NONE

G.	Item 2:  Changes in Securities:  NONE

H.	Item 4:  Submission of Matters to a Vote of Security Holders:  NONE

I.	Item 5:  Other Information - Items 1, 2, 4, 5 if applicable:  NOT APPLICABLE




Item 7.	Monthly Statements and Exhibits
Exhibit No.
1  Monthly Statement to Certificateholders dated April 15,1998

Statement to Certificateholders (Page 1 of 2)

Distribution Date:						03/16/98 	04/15/98

	INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000
 ORIGINAL PRINCIPAL AMOUNT)

A.	INTEREST & PRINCIPAL DISTRIBUTIONS TO INVESTORS
Investor Certificate Interest Distributed			4.351103 	4.841276
	Investor Certificate Interest Shortfall Distributed	0.000000 	0.000000
	Remaining Unpaid Investor Certificate Interest Shortfall					0.000000
 	0.000000

	Managed Amortization Period ? (Yes=1; No=0)					1	1
	Investors Certificate Principal Distributed		9.203811 	10.025689
	  Principal Distribution Amount			9.203811 	10.025689
	     Maximum Principal Payment			31.144551 	33.705098
	     Alternative Principal Payment			9.203811 	10.025689
	     Principal Collections less Additional Balances	9.203811 	10.025689
	  Investor Loss Amount Distributed to Investors					0.000000 	0.000000
	  Accelerated Principal Distribution Amount		0.000000 	0.000000
	  Credit Enhancement Draw Amount			0.00 	0.00

	Total Amount Distributed to Certificateholders (P & I)					13.554914
	14.866966

B.	INVESTOR CERTIFICATE PRINCIPAL BALANCE
Beginning Investor Certificate Balance	"185,447,888.38 "	"183,734,138.86 "
	Ending Investor Certificate Balance	"183,734,138.86 "	"181,867,355.50 "
	Beginning Invested Amount		"185,447,888.38 "	"183,734,138.86 "
	Ending Invested Amount		"183,734,138.86 "	"181,867,355.50 "
	Investor Certificateholder Floating Allocation Percentage					97.9921%	97.9737%
	Pool Factor				0.9867569 	0.9767312
	Liquidation Loss Amount for Liquidated Loans	0.00 	0.00
	Unreimbursed Liquidation Loss Amount		0.00 	0.00

C.	POOL INFORMATION
	Beginning Pool Balance	"189,247,888.38 "	"187,534,138.86 "
	Ending Pool Balance		"187,534,138.86 "	"185,667,355.50 "
	Servicer Removals form the Trust (Section 2.06)		0.00 	0.00
	Servicing"78,853.29 "	"78,139.22 "

D.	INVESTOR CERTIFICATE RATE
	Investor Certificate Rate			5.825000%	5.887500%
	LIBOR Rate					5.625000%	5.687500%
	Maximum Rate				8.046548%	8.551534%

E.	DELINQUENCY & REO STATUS
	Delinquent 30-59 days
	    No. of Accounts				9 	15
	   Trust Balances				"136,955.21 "	"374,277.64 "
	Delinquent 60-89 days
	    No. of Accounts				0 	2
	   Trust Balances				0.00 	"15,225.67 "
	Delinquent 90+ days
	    No. of Accounts				0 	0
	   Trust Balances				0.00 	0.00
	Delinquent 9+ Months
	    No. of Accounts				0 	0
	   Trust Balances				0 	0
	REO
	    No. of Accounts				0 	0
	   Trust Balances				0.00 	0.00


Statement to Certificateholders (Page 2 of 2)

Distribution Date:						03/16/98 	04/15/98

	"IN WITNESS WHEREOF, the undersigned
 has caused this Certificate to be duly executed"
	"this 8th day of May, 1998."


  Countrywide Home Loans Formerly Known as Countrywide
Funding Corporation
	       as Servicer

	       _______________________________________

	        Sam Ilagan
	        Vice-President



	Distribution List:

   Barbara Grosse - First National Bank of Chicago
Lupe Montero - Countrywide Home Loans
   Peter Cerwin - Merrill Lynch
	Richard Marron - Countrywide Home Loans
	   Lisa Fitzpatrick - Merrill Lynch
Dave Walker - Countrywide Home Loans
	Jose Baltasar - Countrywide Home Loans
	Dianne Barrella - Countrywide Home Loans
	Richard Pohl - Countrywide Home Loans

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



COUNTRYWIDE HOME EQUITY LOAN TRUST 1997-D



By  _______________________________________
Name:		Barbara G. Grosse
Title:		Assistant Vice President

Dated: April 30, 1998